Exhibit 99.1


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


                                 PROMISSORY NOTE


May 12, 2006                                                         $250,000.00



                       Two Hundred Fifty Thousand Dollars
                                    15% NOTE


     FOR VALUE RECEIVED, POSEIDIS, INC., a Florida corporation (the "Company") hereby promises to pay to the order of PORTFOLIO LENDERS II, LLC (the "Holder"), or its registered assigns, the principal sum of TWO HUNDRED FIFTY THOUSAND DOLLARS AND 00/100 ($250,000.00), and to pay interest from the date hereof on the outstanding principal sum at the rate of 15% per annum based on a 360-day year, such interest to accrue from the date hereof (the "Closing Date"). The principal and accrued but unpaid interest shall be paid in full on or before the earlier of (i) 60 days after the effective date of the Registration Statement on Form SB-2 as filed by the Company on April 14, 2006 with the Securities and Exchange Commission (the "SEC"); or (ii) October 31, 2006 (the "Maturity Date").

     All payments shall be paid in lawful money of the United States of America at the principal office of the Holder or at such other place as the Holder may designate from time to time in writing to the Company.

     1. PREPAYMENTS.

          (a) Interest. On the Closing Date, the Company shall make a cash payment of interest to the Holder in the amount of $9,375.00, representing 90 days worth of interest on the loan. The Company agrees that the Holder may deduct an amount equal to such payment from the gross proceeds loaned to the Company.



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          (b)  Prepayments;  Redemption.  The  Company may prepay and redeem the
     Note, at the election of the Company, upon not less than 10 days' notice, at any time as a whole only and not in part, at a price equal to the outstanding principal of the Note together with accrued interest to the Maturity Date, along with any other sums due hereunder.

     2. ADDITIONAL CONSIDERATION.

          (a) POINTS. As additional consideration for making the loan described herein, the Company shall make a cash payment to the Holder equal to five
     (5) points, or $12,500.00, on the Closing Date. The Company hereby agrees that the Holder may deduct an amount equal to such payment from the gross proceeds loaned to the Company.

          (b) WARRANTS. As additional consideration for making the loan described herein, the Company agrees to issue to the Holder warrants to purchase a total of 1,000,000 shares of the Company's common stock which shall have an exercise price of $0.05 per share (the "$0.05 Warrants") and shall be exercisable for a period of five years (the shares issuable upon conversion of the $0.05 Warrants shall be referred to as the "Warrant Shares"). In addition, the Company agrees to include the Warrant Shares in the Company's pre-effective amendment to its Registration Statement on Form SB-2 as filed by the Company on April 14, 2006 with the SEC and to use its best efforts to cause such registration to be declared effective by the SEC.

     3. DEFAULT. The Company shall be in default under this Note upon the occurrence of any of the following events ("Event of Default"):

          (a) Failure to make any principal or interest payment required under this Note within three days of the date such payment is due; or

          (b) An assignment for the benefit of creditors by or the filing of a petition under bankruptcy, insolvency or debtor's relief law, or for any readjustment of indebtedness, composition or extension by the Company, or commenced against the Company which is not discharged within sixty (60) days.

     4.  REMEDIES  UPON EVENT OF  DEFAULT.  Upon the  occurrence  of an Event of
Default:

          (a) specified in clause (a) of Section 3, then the Holder may declare the Note immediately accelerated due and payable;

          (b) specified in clause (b) of Section 3, then the Note shall be automatically accelerated and immediately due and payable at the option of Holder, without notice or demand; and



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          (c) the Holder shall have all of the rights and  remedies,  at law and in equity, by statute or otherwise, and no remedy herein conferred upon the Holder is intended to be exclusive of any other remedy and each remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in, equity, by statute or otherwise.

     5. CHANGES; PARTIES. This Note can only be changed by an agreement in writing signed by the Company and the Holder. This Note shall inure to the benefit of and be binding upon the Company and the Holder and their respective successors and assigns.

     6. WAIVER OF PRESENTMENT. The Company hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

     7. MAXIMUM RATE OF INTEREST. It is expressly stipulated and agreed to be the intent of the Company and Holder at all times to comply with the applicable law governing the maximum rate of interest payable on or in connection with all indebtedness and transactions hereunder (or applicable United States federal law to the extent that it permits Holder to contract for, charge, take, reserve or receive a greater amount of interest). If the applicable law is ever judicially interpreted so as to render usurious any amount of money or other consideration called for hereunder, or contracted for, charged, taken, reserved or received with respect to any loan or advance hereunder, or if acceleration of the maturity of this Note or the indebtedness hereunder or if any prepayment by the Company results in the Company's having paid any interest in excess of that permitted by law, then it is the Company's and Holder's express intent that all excess cash amounts theretofore collected by Holder be credited on the principal balance of this Note (or if this Note has been or would thereby be paid in full, refunded to the Company), and the provisions of this Note immediately be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder. The right to accelerate maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Holder does not intend to collect any unearned interest in the event of acceleration.

     8. NO IMPLIED WAIVER. No failure or delay on the part of Holder in exercising any right, power or privilege under this Note and no course of dealing between the Company and Holder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise of any right, power or privilege Holder would otherwise have. No notice to, or demand on, the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Holder to any other or further action in any circumstances without notice or demand.




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     9. GOVERNING LAW. THIS AGREEMENT  SHALL BE CONSTRUED  ACCORDING TO THE LAWS
OF THE STATE OF NEW JERSEY WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year set forth above.


                                 POSEIDIS, INC.



                                By: /s/ John J. McGovern
                                -----------------------------------
                                John J. McGovern
                                Executive Vice President and
                                Chief Financial Officer












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